                                                                    Exhibit 10.4

                                   AMENDMENT
                          Dated as of August 15, 2000

          This AMENDMENT (this "Amendment") is among KeraVision, Inc., a Delaware corporation (the "Company"), Thomas A. Silvestrini (the "Employee").

                            PRELIMINARY STATEMENTS:

          1. The Company and the Employee have entered into a Change Of Control Agreement, dated as of May 6, 1997 (the "Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Agreement).

          2. The Board has determined that it is in the best interests of the Company and its stockholders to assure that the Company will have the continued dedication and objectivity of the Employee, notwithstanding the possibility, threat or occurrence of a Change of Control.

          3. The Employee has previously issued those Promissory Notes set forth on Schedule A attached hereto (the "Promissory Notes").

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Amendment to Agreement. Effective as of the date hereof, and in accordance with Section 9(b) of the Agreement, the Company and the Employee hereby agree to the following amendment to the Agreement:

          Section 2 of the Agreement is hereby revised in its entirety to read as follows:

          "Stock Options and Promissory Notes.

          (a) Hostile Takeover. Subject to Sections 5 and 6 below, in the event of a Hostile Takeover and regardless of whether the Employee's employment with the company is terminated in connection with the Hostile Takeover, each stock option granted for the Company's securities (the "Option") held by the Employee shall become fully vested and immediately exercisable on the effective date of the transaction and shall be exercisable to the extent so vested in accordance with the provisions of the Option Agreement and Plan pursuant to which such Option was granted.

          (b) Change of Control. Subject to Sections 5 and 6 below, in the event of a Change of Control and regardless of whether the Employee's employment with the Company is terminated in connection with the Change of Control, each Option held by the Employee shall become vested on the effective date of the transaction as to fifty percent (50%) of the Option shares that have not otherwise vested as of such date. The Option shares that remain unvested as of the effective date of the transaction shall thereafter vest at the same rate (that is, the same number of shares shall vest during each vesting period) that was in effect prior to the Change of Control, and shall accordingly vest over a period that is one-half of the total vesting period that would otherwise be then remaining under the terms of the Option Agreement pursuant to which each such Option was granted.

          (c) Promissory Notes. Subject to Sections 5 and 6 below, in the event of a Change of Control or a Hostile Takeover and regardless of whether Employee's employment with the Company is terminated in connection with such Change of Control or Hostile Takeover, as the case may be, all amounts due to the Company, including accrued interest, pursuant to the terms and conditions of the Promissory Notes shall be forgiven in their entirety.".

          SECTION 2. Reference to and Effect on Agreement. (a) Upon and after the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Agreement, and each reference in any other documents to "the Change of Control Agreement", "thereunder", "thereof" or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as modified hereby.

          (b) Except as specifically modified above, the Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          SECTION 3. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 4. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.


                                 KERAVISION, INC.,
                                 a Delaware corporation


                                 By:    /s/Thomas M. Loarie
                                    ---------------------------------
                                    Name:  Thomas M. Loarie
                                         ----------------------------
                                    Title:  Chairman and CEO
                                          ---------------------------


                                 EMPLOYEE


                                 By:    /s/Thomas A. Silvestrini
                                    ---------------------------------
                                    Name:    Thomas A. Silvestrini
                                         ----------------------------
                                    Title:  VP Research & Development
                                          ---------------------------

                                   SCHEDULE A

                                PROMISSORY NOTES



                                AGGREGATE PRINCIPAL AMOUNT AND     NUMBER OF SHARES OF COMMON
       DATE OF ISSUANCE            INTEREST AT JULY 31, 2000            STOCK AS SECURITY
------------------------------------------------------------------------------------------------
October 30, 1991                          $ 37,137.58                        34,048
April 1, 1998                               94,172.96                          N/A
September 1, 1998                           84,457.06                          N/A
November 7, 1993                           158,916.97                        60,000
                                  ---------------------------
     Total:                               $374,684.57
                                  ===========================

                                   AMENDMENT
                          Dated as of August 15, 2000

          This AMENDMENT (this "Amendment") is among KeraVision, Inc., a Delaware corporation (the "Company"), Mark Fischer-Colbrie (the "Employee").

                            PRELIMINARY STATEMENTS:

          1. The Company and the Employee have entered into a Change Of Control Agreement, dated as of May 6, 1997 (the "Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Agreement).

          2. The Board has determined that it is in the best interests of the Company and its stockholders to assure that the Company will have the continued dedication and objectivity of the Employee, notwithstanding the possibility, threat or occurrence of a Change of Control.

          3. The Employee has previously issued those Promissory Notes set forth on Schedule A attached hereto (the "Promissory Notes").

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Amendment to Agreement. Effective as of the date hereof, and in accordance with Section 9(b) of the Agreement, the Company and the Employee hereby agree to the following amendment to the Agreement:

          Section 2 of the Agreement is hereby revised in its entirety to read as follows:

          "Stock Options and Promissory Notes.

          (a) Hostile Takeover. Subject to Sections 5 and 6 below, in the event of a Hostile Takeover and regardless of whether the Employee's employment with the company is terminated in connection with the Hostile Takeover, each stock option granted for the Company's securities (the "Option") held by the Employee shall become fully vested and immediately exercisable on the effective date of the transaction and shall be exercisable to the extent so vested in accordance with the provisions of the Option Agreement and Plan pursuant to which such Option was granted.

          (b) Change of Control. Subject to Sections 5 and 6 below, in the event of a Change of Control and regardless of whether the Employee's employment with the Company is terminated in connection with the Change of Control, each Option held by the Employee shall become vested on the effective date of the transaction as to fifty percent (50%) of the Option shares that have not otherwise vested as of such date. The Option shares that remain unvested as of the effective date of the transaction shall thereafter vest at the same rate (that is, the same number of shares shall vest during each vesting period) that was in effect prior to the Change of Control, and shall accordingly vest over a period that is one-half of the total vesting period that would otherwise be then remaining under the terms of the Option Agreement pursuant to which each such Option was granted.

          (c) Promissory Notes. Subject to Sections 5 and 6 below, in the event of a Change of Control or a Hostile Takeover and regardless of whether Employee's employment with the Company is terminated in connection with such Change of Control or Hostile Takeover, as the case may be, all amounts due to the Company, including accrued interest, pursuant to the terms and conditions of the Promissory Notes shall be forgiven in their entirety.".

          SECTION 2. Reference to and Effect on Agreement. (a) Upon and after the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Agreement, and each reference in any other documents to "the Change of Control Agreement", "thereunder", "thereof" or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as modified hereby.

          (b) Except as specifically modified above, the Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          SECTION 3. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 4. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.


                                 KERAVISION, INC.,
                                 a Delaware corporation


                                 By:    /s/Thomas M. Loarie
                                    -----------------------------
                                    Name:  Thomas M. Loarie
                                         ------------------------
                                    Title:  Chairman & CEO
                                          -----------------------


                                 EMPLOYEE


                                 By:    /s/Mark Fischer-Colbrie
                                    -----------------------------
                                    Name:    Mark Fischer-Colbrie
                                         ------------------------
                                    Title:  VP Finance and CFO
                                          -----------------------

                                   SCHEDULE A

                                PROMISSORY NOTES



                                AGGREGATE PRINCIPAL AMOUNT AND     NUMBER OF SHARES OF COMMON
       DATE OF ISSUANCE            INTEREST AT JULY 31, 2000            STOCK AS SECURITY
------------------------------------------------------------------------------------------------
November 7, 1993                         $ 18,370.07                         15,000
April 1, 1998                             107,741.35                           N/A
September 1, 1998                          57,644.05                           N/A
                                 ---------------------------
     Total:                              $183,755.47
                                 ===========================

                                   AMENDMENT
                          Dated as of August 15, 2000

          This AMENDMENT (this "Amendment") is among KeraVision, Inc., a Delaware corporation (the "Company"), Darlene Crockett-Billig (the "Employee").

                            PRELIMINARY STATEMENTS:

          1. The Company and the Employee have entered into a Change Of Control Agreement, dated as of May 6, 1997 (the "Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Agreement).

          2. The Board has determined that it is in the best interests of the Company and its stockholders to assure that the Company will have the continued dedication and objectivity of the Employee, notwithstanding the possibility, threat or occurrence of a Change of Control.

          3. The Employee has previously issued those Promissory Notes set forth on Schedule A attached hereto (the "Promissory Notes").

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Amendment to Agreement. Effective as of the date hereof, and in accordance with Section 9(b) of the Agreement, the Company and the Employee hereby agree to the following amendment to the Agreement:

          Section 2 of the Agreement is hereby revised in its entirety to read as follows:

          "Stock Options and Promissory Notes.

          (a) Hostile Takeover. Subject to Sections 5 and 6 below, in the event of a Hostile Takeover and regardless of whether the Employee's employment with the company is terminated in connection with the Hostile Takeover, each stock option granted for the Company's securities (the "Option") held by the Employee shall become fully vested and immediately exercisable on the effective date of the transaction and shall be exercisable to the extent so vested in accordance with the provisions of the Option Agreement and Plan pursuant to which such Option was granted.

          (b) Change of Control. Subject to Sections 5 and 6 below, in the event of a Change of Control and regardless of whether the Employee's employment with the Company is terminated in connection with the Change of Control, each Option held by the Employee shall become vested on the effective date of the transaction as to fifty percent (50%) of the Option shares that have not otherwise vested as of such date. The Option shares that remain unvested as of the effective date of the transaction shall thereafter vest at the same rate (that is, the same number of shares shall vest during each vesting period) that was in effect prior to the Change of Control, and shall accordingly vest over a period that is one-half of the total vesting period that would otherwise be then remaining under the terms of the Option Agreement pursuant to which each such Option was granted.

          (c) Promissory Notes. Subject to Sections 5 and 6 below, in the event of a Change of Control or a Hostile Takeover and regardless of whether Employee's employment with the Company is terminated in connection with such Change of Control or Hostile Takeover, as the case may be, all amounts due to the Company, including accrued interest, pursuant to the terms and conditions of the Promissory Notes shall be forgiven in their entirety.".

          SECTION 2. Reference to and Effect on Agreement. (a) Upon and after the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Agreement, and each reference in any other documents to "the Change of Control Agreement", "thereunder", "thereof" or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as modified hereby.

          (b) Except as specifically modified above, the Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          SECTION 3. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 4. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.


                                 KERAVISION, INC.,
                                 a Delaware corporation


                                 By:    /s/Thomas M. Loarie
                                    --------------------------------
                                    Name:  Thomas M. Loarie
                                         ---------------------------
                                    Title:  Chairman & CEO
                                          --------------------------


                                 EMPLOYEE


                                 By:    /s/Darlene Crockett-Billig
                                    --------------------------------
                                    Name:    Darlene Crockett-Billig
                                         ---------------------------

                                   SCHEDULE A

                                PROMISSORY NOTES



                                AGGREGATE PRINCIPAL AMOUNT AND     NUMBER OF SHARES OF COMMON
       DATE OF ISSUANCE            INTEREST AT JULY 31, 2000            STOCK AS SECURITY
------------------------------------------------------------------------------------------------
November 7, 1993                           $105,944.64                       40,000
September 1, 1998                            91,935.30                         N/A
                                   --------------------------
     Total:                                $197,879.94

                                       2